UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (date of earliest event reported): September 17, 2009


                               CEL-SCI CORPORATION
                    ------------------ --------------------
             (Exact name of Registrant as specified in its charter)



          Colorado                      0-11503                 84-0916344
----------------------------     ---------------------    ----------------------
(State or other jurisdiction     (Commission File No.)       (IRS Employer
     of incorporation)                                     Identification No.)


                         8229 Boone Boulevard, Suite 802
                             Vienna, Virginia 22182
              ---------------------------- -----------------------
          (Address of principal executive offices, including Zip Code)



       Registrant's telephone number, including area code: (703) 506-9460
                                                           --------------


                                       N/A
                        -------------------------- ----
          (Former name or former address if changed since last report)



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Item 8.01   Other Events

     CEL-SCI Corporation is offering to sell up to 22,000,000 shares of its common stock to investors exercising warrants previously issued by CEL-SCI.

     CEL-SCI will not pay any commissions with respect to the sale of any securities offered by this prospectus.

     CEL-SCI has filed with the Securities and Exchange Commission a prospectus supplement to its shelf Registration Statement on Form S-3 registering the shares of common stock to be sold to the private investors.

Item 9.01   Financial Statements and Exhibits

      Exhibit Number          Description
      --------------          -----------

         5                    Opinion of Counsel
        23(a)                 Consent of Attorneys



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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  September 21, 2009                 CEL-SCI CORPORATION



                                    By: /s/ Geert R. Kersten
                                        --------------------------------------
                                        Geert R. Kersten, Chief Executive
                                        Officer








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



                               CEL-SCI CORPORATION

                                    FORM 8-K

                                    EXHIBITS

                                    EXHIBIT 5

                              HART & TRINEN, L.L.P.
                                ATTORNEYS AT LAW
                             1624 Washington Street
                                Denver, CO 80203
William T. Hart, P.C.              ________          Email:  harttrinen@aol.com
Donald T. Trinen                                     Facsimile:  (303) 839-5414
                                 (303) 839-0061


                               September 21, 2009


CEL-SCI Corporation
8229 Boone Boulevard, Suite 802
Vienna, Virginia  22182

This letter will constitute an opinion upon the legality of the sale by CEL-SCI Corporation, a Colorado corporation ("CEL-SCI"), of up to 22,000,000 shares of common stock, all as referred to in the Registration Statement on Form S-3 (File No. 333-160794) filed by CEL-SCI with the Securities and Exchange Commission.

We have examined the Articles of Incorporation, the Bylaws and the minutes of the Board of Directors of CEL-SCI and the applicable laws of the State of Colorado, and a copy of the Registration Statement. In our opinion, CEL-SCI is authorized to issue the shares of stock mentioned above and such shares represent fully paid and non-assessable shares of CEL-SCI's common stock.



Very truly yours,

HART & TRINEN

/s/ William T. Hart

William T. Hart

                                  EXHIBIT 23(a)

                              CONSENT OF ATTORNEYS


Reference is made to the Registration Statement of CEL-SCI Corporation, whereby the Company proposes to sell 22,000,000 shares of its common stock. Reference is also made to Exhibit 5 included as part of this report, and included by reference as an exhibit to the Registration Statement, relating to the validity of the securities proposed to be sold.

We hereby consent to the use of our opinion concerning the validity of the securities proposed to be issued and sold.



HART & TRINEN

/s/ William T. Hart

September 21, 2009